US-DOCS\92297781.4 CONSENT MEMORANDUM TO: DHI Lender Group RE: Consent in respect of proposed Disposition DATE: August 15, 2017 Reference is hereby made to that certain Amended and Restated Credit Agreement, dated as of November 24, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among DHI Group, Inc. (the “Company”), Dice Inc. (“Dice”), Dice Career Solutions, Inc. (“DCS” and, together with the Company and Dice, the “Borrowers”), the Lenders parties thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement. The Borrowers have informed the Administrative Agent and the Lenders that the Borrowers desire to enter into and consummate a Disposition of their four non-technology businesses: Rigzone.com, Inc. (“Rigzone”) and the Health eCareers, HCareers, and BioSpace businesses of OnTargetJobs, Inc. (such Disposition, the “Specified Disposition” and the assets sold to the purchaser thereof pursuant to the Specified Disposition, the “Specified Assets”). The Borrowers have requested the Administrative Agent and the Required Lenders to consent to and agree (the “Consent”) that the Borrowers may consummate the Specified Disposition. Notwithstanding anything contained in Section 6.05 of the Credit Agreement to the contrary, by execution of this Consent Memorandum by the Administrative Agent and the Required Lenders, (i) the Administrative Agent and the Lenders signatory hereto hereby grant the Consent so long as the Specified Disposition is consummated on or prior to the date which is 365 days from the date of this Consent Memorandum and (ii) the Lenders hereby authorize the Administrative Agent to (x) release any Lien granted to or held by the Administrative Agent upon any Specified Assets and (y) release Rigzone from its obligations under the Subsidiary Guaranty, in each case of the foregoing clauses (x) and (y), upon the consummation of the Specified Disposition. Please indicate your Consent, as soon as possible but in no event later than 1:00 p.m. (ET) on August 15, 2017 by executing two (2) counterparts of your attached signature page to this Consent Memorandum and, upon execution, return one PDF copy by e-mail to the attention of Jennifer Lindsay (jennifer.lindsay@lw.com) at Latham & Watkins LLP, counsel to the Administrative Agent and return two (2) originals thereof to Jennifer Lindsay at the following address via overnight courier: Latham & Watkins LLP, 330 North Wabash Avenue, Suite 2800, Chicago, Illinois 60611. Please make any necessary corrections or adjustments to your signature block prior to execution and delivery. This Consent Memorandum, and the Consent evidenced hereby, will be effective upon receipt of (i) executed signature pages via e-mail from the Borrowers, the Administrative Agent and the Required Lenders pursuant to Section 9.02 of the Credit Agreement and (ii) payment and/or reimbursement of all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable and documented fees, charges and disbursements of counsel) in connection with this Consent Memorandum and the other Loan Documents. Each Borrower hereby represents and warrants as follows: (a) this Consent Memorandum and the Credit Agreement, as modified hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with its terms, except as may be limited by applicable Debtor Relief Laws and general principles of equity; and (b) as of the date hereof and giving effect to the terms of this Consent Memorandum, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of each of the Borrowers set forth in the Credit Agreement, as modified hereby, are true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by materiality or Material Adverse Effect), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date. Each reference in the Credit Agreement to “this Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement after giving effect to this Consent Memorandum; and this Consent Memorandum and the Credit Agreement shall be read together and construed as a single instrument. This Consent Memorandum is a Loan Document. Except as expressly set forth herein, (i) all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed and (ii) the execution, delivery and effectiveness of this Consent Memorandum shall not operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Consent Memorandum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person. This Consent Memorandum shall be construed in accordance with and governed by the law of the State of New York. [Signature Pages Follow]